Property and Equipment, net	12 Months Ended
Dec. 31, 2020
Property and Equipment, net
Property and Equipment, net

9. Property and Equipment, net

Property and equipment, net consists of the following ($ in millions):

	December 31,
	2020	2019
Computer equipment and software	$4.8	$1.9
Leasehold improvements	2.2	1.2
Furniture and equipment	1.1	0.7
	8.1	3.8
Accumulated depreciation	(2.4)	(0.7)
Property and equipment, net	$5.7	$3.1

Depreciation expense for the years ended December 31, 2020, 2019 and 2018 was $1.7 million, $0.6 million and $0.1 million, respectively and included in general and administrative expenses on the consolidated statements of operations and comprehensive loss.

The Company capitalized costs related to the development of internal-use software of $3.2 million and $1.1 million for the years ended December 31, 2020 and 2019, respectively. Capitalized amounts are included as a component of property and equipment under computer equipment and software.